                                                                       EXHIBIT C

                                VOTING AGREEMENT


         VOTING AGREEMENT, made at New York, New York as of July 3, 1997, among LANXIDE CORPORATION, a Delaware corporation (the "Company"), the stockholders of the Company listed on Schedule A annexed hereto (the "Stockholders"), and BENTLEY J. BLUM, PAUL E. HANNESSON, DAVID MITCHELL, HERBERT COHEN and KENNETH ADELMAN (collectively, in their capacities as such hereunder, the "Proxyholder");

                              W I T N E S S E T H:

         WHEREAS, in furtherance of the transactions contemplated by that certain Securities Purchase Agreement dated July 3, 1997 by and between the Company and Commodore Environmental Services, Inc. ("Commodore"), the Stockholders have agreed to grant to the Proxyholder an irrevocable proxy through December 31, 1998 in respect of voting of (i) all of their respective shares of voting stock of the Company which is set forth on Schedule A hereto, and (ii) any additional shares of voting stock of the Company acquired by the Stockholders following the date hereof and prior to December 31, 1998 (collectively, the "Shares"), in accordance with the terms and conditions of this Agreement; and

         WHEREAS, the Stockholders have agreed upon the composition of the Proxyholder and upon the form of this Agreement; and

         WHEREAS, the Proxyholder has consented to act under this Agreement for the purposes herein provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Agreement. Copies of this Agreement, and of every agreement supplemental hereto or amendatory hereof, shall be filed in the principal office of the Company in Newark, Delaware and shall be open to the inspection of any stockholder of the Company, daily during business hours.

         2. Grant of Proxies to Proxyholder.

            (a) Simultaneous with the execution and delivery of this Agreement, each of the Stockholders is executing and delivering to and in favor of the Proxyholder an irrevocable proxy in respect of such Stockholder's Shares, in the form of Exhibit A annexed hereto; it being expressly understood and agreed that such proxy shall apply to (i) those Shares owned by such Stockholder as set forth on Schedule A annexed hereto, and (ii) any and all additional Shares which such Stockholder may hereafter acquire while such proxy shall be in effect.

Notwithstanding the foregoing, with respect only to Marc S. Newkirk, this Agreement and such proxy shall be limited to those Shares owned of record by such person and listed on Schedule A annexed hereto. Each such proxy shall be irrevocable until December 31, 1998, and if any of such proxies shall, subsequent to December 31, 1998, be revoked or terminated, then all of such proxies shall, simultaneous therewith, be deemed to be revoked and terminated.

                  (b) So long as any proxy granted hereunder shall remain in effect in accordance herewith, such proxy shall be binding upon any person(s) who acquires any interest in any of the Shares which at any time are subject to such proxy.

         3.       Manner of Voting.

                  With respect to all voting of Shares, and/or any written consents granted in lieu of formal voting, the Proxyholder shall vote or give consent in accordance with the direction of a majority of the members of the Proxyholder as determined (i) at a meeting of such members duly called upon not less than two (2) days' prior notice setting forth (to the extent known to the person(s) giving such notice) the specific matters to be voted upon (at which meeting any member or members of the Proxyholder may participate by conference telephone call), or (ii) by written direction signed by a majority of the members of the Proxyholder. In all such voting, the members of the Proxyholder are hereby authorized to exercise their own judgment on all matters to be voted upon, and none of such members shall have any personal liability to any Stockholder by reason of the manner in which such member authorizes the voting of any shares hereunder.

         4.       Proxyholder.

                  (a) Any member of the Proxyholder may at any time resign by mailing to the Stockholders (with a copy to Commodore and to all other members of the Proxyholder) a written resignation, to take effect ten days thereafter or upon the prior acceptance thereof. Furthermore, each of the Stockholders, the Company, and each member of the Proxyholder hereby agrees that any member of the Proxyholder may be removed at any time at the direction of the Board of Directors of Commodore, which Board of Directors shall have the right to designate the successor to any such member so removed. Upon the resignation, death or permanent disability of any member of the Proxyholder, the Board of Directors of Commodore shall promptly designate a successor member, but pending such designation, the Proxyholder may continue to act hereunder by action of the remaining members of the Proxyholder in accordance with paragraph 3 above.

                  (b) The rights, powers, and privileges of any successor individual(s) constituting a part of the Proxyholder hereunder shall be possessed by such successor with the same effect as though such successor had originally been a party to this Agreement. The word "Proxyholder," as used in this Agreement, means the initial Proxyholder named herein and each group of persons acting from time to time as the Proxyholder hereunder.

         5. Term. This Agreement shall continue in effect until December 31, 1998, and shall continue thereafter unless and until any of the proxies granted hereunder is revoked or terminated as provided in paragraph 2(a) above.

         6. Compensation and Reimbursement of Proxyholder. The Proxyholder shall serve without compensation. The Proxyholder shall have the right to incur and pay such reasonable expenses and charges, and to employ and pay such agents and attorneys as they may deem necessary and proper for carrying this Agreement into effect, and shall be reimbursed therefor by the Company. Nothing herein contained shall disqualify or incapacitate any member of the Proxyholder from serving the Company or any of its subsidiaries as an officer of director or in any other capacity, or from receiving compensation in any such capacity.

         7.       Notices.

                  (a) Unless otherwise in this Agreement specifically provided, any notice or delivery to or communication with the Stockholders hereunder shall be deemed to be sufficiently given or made if sent by postpaid first class mail or recognized overnight courier service addressed to such Stockholders at their respective addresses appearing on the transfer books of the Company. Every notice so given shall be effective, whether or not received, and the date of mailing or transmittal shall be the date such notice is deemed given for all purposes.

                  (b) Any notice to the Proxyholder hereunder shall be given in like manner to the Proxyholder at c/o Bentley J. Blum, 150 East 58th Street, Suite 3400, New York, New York 10155 or to such other address as may from time to time be provided by notice from the Proxyholder to the Stockholders.

         8.       General.

                  (a) Neither this Agreement nor any of the terms or conditions hereof may be waived, amended or modified except by means of a written instrument duly executed by the party to be charged therewith. Any waiver or amendment shall only be applicable in the specific instance, and shall not constitute or be construed as a waiver or amendment in any other or subsequent instance. No failure or delay on the part of any party in respect of any enforcement of obligations hereunder shall in any manner affect such party's right to seek or effect enforcement at any other time or in respect of any other required performance.

                  (b) Neither this Agreement nor any rights or obligations hereunder may be assigned by any party except as expressly provided herein.

                  (c) The captions and paragraph headings used in this Agreement are for convenience of reference only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

                  (d) This Agreement, and all matters or disputes relating to the validity, construction, performance or enforcement hereof, shall be governed, construed and controlled by and under the laws of the State of Delaware.

                  (e) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

                  (f) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof, but all of which together shall constitute one and the same instrument.

                  (g) This Agreement constitutes the sole and entire agreement and understanding between the parties hereto as to the subject matter hereof, and supersedes all prior discussions, agreements and understandings of every kind and nature between them as to such subject matter.

                  (h) This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns, and no other person or entity shall have any right to rely on this Agreement or to claim or derive any benefit herefrom absent the express written consent of the party to be charged with such reliance or benefit.

                  (i) If any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement, as the situation may require; and this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of this 3rd day of July 1997.


                                                   LANXIDE CORPORATION


                                                   By:/s/ Marc S. Newkirk
                                                      --------------------------
                                                      Marc S. Newkirk, President

                                  STOCKHOLDERS:


                                             /s/ Bentley J. Blum
                                             -----------------------------------
                                             Bentley J. Blum


                                             /s/ Laura Utley
                                             -----------------------------------
                                             Laura Utley


                                             /s/ Samuel Blum
                                             -----------------------------------
                                             Samuel Blum


                                             /s/ Suzanne Hannesson
                                             -----------------------------------
                                             Suzanne Hannesson


                                             /s/ Paul E. Hannesson
                                             -----------------------------------
                                             Paul E. Hannesson


                                             /s/ Marc S. Newkirk
                                             -----------------------------------
                                             Marc S. Newkirk


                                             /s/ Jon Paul Hannesson
                                             -----------------------------------
                                             Jon Paul Hannesson


                                             PROXYHOLDER:


                                             /s/ Bentley J. Blum
                                             -----------------------------------
                                             Bentley J. Blum


                                             /s/ Paul E. Hannesson
                                             -----------------------------------
                                             Paul E. Hannesson

                                             /s/ David Mitchell
                                             -----------------------------------
                                             David Mitchell


                                             /s/ Herbert Cohen
                                             -----------------------------------
                                             Herbert Cohen


                                             /s/ Kenneth Adelman
                                             -----------------------------------
                                             Kenneth Adelman

                                                                      SCHEDULE A

Stockholder                                            Shares Now Owned
-----------                                            ----------------

Bentley J. Blum                                                 540,370

Laura Utley                                                      34,216

Samuel Blum                                                      27,000

Suzanne Hannesson                                                13,890

Paul E. Hannesson                                                13,890

Marc S. Newkirk                                                  33,000

Jon Paul Hannesson                                                1,963
                                                                -------
                             TOTAL                              664,329
                                                                =======

                                                                       EXHIBIT A

                                      PROXY


         The undersigned hereby constitutes and appoints Bentley J. Blum, Paul
E. Hannesson, David Mitchell, Herbert Cohen and Kenneth Adelman, as Proxyholder under that certain Voting Agreement dated as of July 3, 1997 (the "Voting Agreement"), with full power of substitution as provided in such Voting Agreement, proxy for the undersigned to vote and/or grant consents with respect to all shares of the voting capital stock of Lanxide Corporation owned of record on the date hereof and/or hereafter acquired by the undersigned from time to time, all according to the number of votes that the undersigned could cast and with all powers that the undersigned would have if then voting or granting a stockholder's consent personally, with respect to the election of directors and/or any and all other matters of business submitted for the vote or consent of stockholders of Lanxide Corporation.

         Pursuant to the Voting Agreement, this proxy is coupled with an interest and shall be irrevocable through December 31, 1998, and shall be binding upon any person acquiring any interest in any voting stock of Lanxide Corporation at any time owned by the undersigned while this proxy remains in effect.

Dated:  July 3, 1997



                                               _________________________________

                                               Printed Name:____________________

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